                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of RYKOFF-SEXTON, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints MARK VAN STEKELENBURG, RICHARD J. MARTIN and VICTOR B. CHAVEZ (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Annual Report of the Company on Form 10-K for the year ended April 30, 1994 to be filed pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, including any amendment or amendments, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every thing requisite and necessary to be done in and about the premises in order to execute the same as fully to all intents and purposes as he, himself, might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, may lawfully do or could cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has caused this Power of Attorney to be executed this 21st day of July, 1994.


                                       By: /s/ R. BURT GOOKIN
                                           ------------------
                                           R. BURT GOOKIN


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                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of RYKOFF-SEXTON, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints MARK VAN STEKELENBURG, RICHARD J. MARTIN and VICTOR B. CHAVEZ (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Annual Report of the Company on Form 10-K for the year ended April 30, 1994 to be filed pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, including any amendment or amendments, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every thing requisite and necessary to be done in and about the premises in order to execute the same as fully to all intents and purposes as he, himself, might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, may lawfully do or could cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has caused this Power of Attorney to be executed this 25th day of July, 1994.


                                       By: /s/ JAMES I. MASLON
                                           -------------------
                                             JAMES I. MASLON


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                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of RYKOFF-SEXTON, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints MARK VAN STEKELENBURG, RICHARD J. MARTIN and VICTOR B. CHAVEZ (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Annual Report of the Company on Form 10-K for the year ended April 30, 1994 to be filed pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, including any amendment or amendments, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every thing requisite and necessary to be done in and about the premises in order to execute the same as fully to all intents and purposes as he, himself, might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, may lawfully do or could cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has caused this Power of Attorney to be executed this 21st day of July, 1994.


                                       By:  /s/ JAMES P. MISCOLL
                                            --------------------
                                              JAMES P. MISCOLL

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                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of RYKOFF-SEXTON, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints MARK VAN STEKELENBURG, RICHARD J. MARTIN and VICTOR B. CHAVEZ (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Annual Report of the Company on Form 10-K for the year ended April 30, 1994 to be filed pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, including any amendment or amendments, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every thing requisite and necessary to be done in and about the premises in order to execute the same as fully to all intents and purposes as he, himself, might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, may lawfully do or could cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has caused this Power of Attorney to be executed this 21st day of July, 1994.


                                       By: /s/ NEIL I. SELL
                                           -----------------
                                             NEIL I. SELL

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of RYKOFF-SEXTON, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints MARK VAN STEKELENBURG, RICHARD J. MARTIN and VICTOR B. CHAVEZ (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Annual Report of the Company on Form 10-K for the year ended April 30, 1994 to be filed pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, including any amendment or amendments, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every thing requisite and necessary to be done in and about the premises in order to execute the same as fully to all intents and purposes as he, himself, might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, may lawfully do or could cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has caused this Power of Attorney to be executed this 21st day of July, 1994.


                                       By: /s/ BERNARD SWEET
                                           -----------------
                                             BERNARD SWEET

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                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of RYKOFF-SEXTON, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints MARK VAN STEKELENBURG, RICHARD J. MARTIN and VICTOR B. CHAVEZ (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Annual Report of the Company on Form 10-K for the year ended April 30, 1994 to be filed pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, including any amendment or amendments, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every thing requisite and necessary to be done in and about the premises in order to execute the same as fully to all intents and purposes as he, himself, might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, may lawfully do or could cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has caused this Power of Attorney to be executed this 21st day of July, 1994.


                                       By: /s/ ROBERT G. ZELLER
                                           --------------------
                                             ROBERT G. ZELLER